SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2003

PACIFICARE HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21949	95-4591529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

5995 Plaza Drive, Cypress, California 90630-5028
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 952-1121

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	The following exhibits are filed with this Report:

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued by the Company on April 16, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 9. Regulation FD.

     The following information is furnished under this Item 9 in satisfaction of Item 12, “Disclosure of Results of Operations and Financial Condition.”

     On April 16, 2003, PacifiCare Health Systems, Inc. (the “Company”) announced that it is revising its earnings per share guidance for the 2003 first quarter upward to at least $1.90, significantly above its previous EPS guidance of $0.85 to $0.95. The Company also raised its guidance for the full 2003 year to a range of $6.00 to $6.10 per share, up from its prior guidance of $4.25 to $4.35. A copy of the press release dated April 16, 2003, announcing the Company’s revised earnings per share guidance for the first quarter and full year 2003 is attached as Exhibit 99.1.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     See Item 9 above for the information being furnished in satisfaction of this Item 12.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.

Dated: April 17, 2003	By: /s/ Peter A. Reynolds

Peter A. Reynolds Senior Vice President and Corporate Controller (Principal Accounting Officer)

EXHIBIT INDEX

99.1	Press Release issued by the Company on April 16, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.